EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Horizon Kinetics Holding Corporation (“HKHC”) on Form 10-Q for the nine months ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Murray Stahl, Chief Executive Officer and Chief Investment Officer of HKHC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HKHC.

Dated: November 13, 2025	/s/ Murray Stahl
Chief Executive Officer and Chief Investment Officer